EXHIBIT 10.17

As of January 19, 2004

Out of the Blue Productions, LLC
c/o A&A Productions, LLC
9300 Wilshire Boulevard, Suite 508
Beverly Hills, California 90212
Attention: Gray Frederickson

  Re:
  "OUT OF THE BLUE" (Working Title)

Gentlemen:

As an inducement to you to enter into the agreement executed concurrently herewith (the "Loanout Contract") between Genco Olive Oil, Inc. ("Lender") and you with respect to my directing services in connection with the above-referenced television mini-series (the "Photoplay"), I represent, warrant and agree that:

1.
Lender is now, and will be at all times during the term of the Loanout Contract and at all other times when my services may be rendered or required thereunder, authorized to furnish my services to you as therein provided, and if for any reason my employment contract with Lender should expire or be terminated, I will keep and perform all of the terms and conditions thereof, as though I were a party to the Loanout Contract and had executed it in place of Lender;

2.
I will keep and perform all of the terms and conditions of the Loanout Contract and will perform my services for you in accordance with the terms and conditions thereof;

3.
you shall be entitled to apply for equitable relief, by injunction or otherwise, to prevent a breach of the Loanout Contract or of my agreements hereunder;

4.
I will look solely to Lender for all compensation for my services under the Loanout Contract, and you shall have no obligation to compensate me for any services to be performed by me or for any rights granted to you thereunder;

5.
I hereby confirm and join in the grant to you of all rights under the Loanout Contract, including, but not limited to, all rights granted in an to the results and proceeds of my services and the right to use by name and likeness as set forth therein, whether or not my employment by Lender should expire or be terminated. Without limiting the generality of the foregoing. I certify that all literary or dramatic material written by me or otherwise provided by me to you relating to the Photoplay is or will be written by me as an employee of Lender pursuant to the Lending Contract and in the performance of my duties thereunder and in the regular course of my employment. I further certify that all such literary or dramatic material shall constitute a work for hire for you pursuant to the Loanout Contract. Accordingly, you shall for copyright purposes be deemed the author of said literary or dramatic material, with the right to make such changes therein and such uses as you may desire;

6.
all notices served on Lender in accordance with the provisions of the Loanout Contract shall be deemed to be notices to me of the contents thereof;

7.
I shall indemnify and hold you harmless from and against all liabilities, penalties, losses or expenses, including reasonable attorney's fees, imposed upon, sustained or incurred by you by reason of your failure to deduct or withhold from the compensation payable to Lender under the Loanout Contract any amounts required to be deducted or withheld by you under the provisions of any now or hereafter existing law, regulation or collective bargaining agreement; and

8.
for purposes of any applicable Workers' Compensation statute, an employment relationship exists between you and me, you being my special employer under the Loanout Contract and, accordingly, in the event that I sustain any injury or illness which falls within the purview of a Workers' Compensation statute and my rights and remedies, and/or the rights and remedies of my heirs, executors, administrators, successors and assigns, against you and/or your agents and/or employees (including, without limitation, any "other special employee" referred to in the Loanout Contract) and/or any corporation or other entity which furnishes to you the services of any such "other special employee" by reason of such injury or illness, and/or any disability or death suffered by me as a result of such injury or illness, shall be governed by and limited to those provided by such Workers' Compensation statute.

Very truly yours,

/s/ HARRY BASIL HARRY BASIL